Exhibit 10.1

THIRD AMENDMENT AND CONSENT AGREEMENT
dated as of
May 20, 2016
among
SUPERVALU INC.,
as Borrower,
THE GUARANTORS PARTY HERETO,
THE LENDERS PARTY HERETO
and
GOLDMAN SACHS BANK USA,
as Administrative Agent and Collateral Agent

GOLDMAN SACHS BANK USA and BARCLAYS BANK PLC,
as Joint Lead Bookrunners and Joint Lead Arrangers
COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
U.S. BANK NATIONAL ASSOCIATION,
as Co-Managers

THIRD AMENDMENT AND CONSENT AGREEMENT, dated as of May 20, 2016 (this “Amendment”), relating to the Second Amended and Restated Term Loan Credit Agreement dated as of January 31, 2014, (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Second Restated Credit Agreement”), by and among SUPERVALU INC. (the “Borrower”), the other Loan Parties, GOLDMAN SACHS BANK USA, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (the “Collateral Agent”), and the LENDERS listed on the signature pages hereto. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Second Restated Credit Agreement (as amended hereby) (the “Amended Credit Agreement”).
RECITALS
WHEREAS, the Loan Parties have requested that the Lenders agree to amend certain provisions of the Second Restated Credit Agreement as provided for herein;
WHEREAS, the Loan Parties have requested that the Lenders, upon the terms and subject to the conditions contained herein, consent to, among other things, the Pre-Spin Transactions and the Distribution; and
WHEREAS, subject to the conditions set forth herein, the Lenders party hereto are willing to agree to such amendments and to provide such consent, in each case as contemplated herein.
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO SECOND RESTATED CREDIT AGREEMENT
Effective as of the Third Amendment Effective Date, the Second Restated Credit Agreement is amended as follows:

1.1	Section 1.01 of the Second Restated Credit Agreement is hereby amended by inserting in alphabetical order the following definitions:
“Distribution” shall mean the distribution by the Borrower, on a pro rata basis, of a portion of the outstanding shares of common stock of Save-A-Lot Parent owned by the Borrower to the holders of common shares of the Borrower on the Record Date.
“Distribution Date” shall mean the date (determined by the Board of Directors of the Borrower) on which the Distribution is consummated.
“Effective Time” shall mean 11:59 p.m., New York City time, on the Distribution Date.
“LIFO Adjustments” shall mean, for any period, the net adjustment to costs of goods sold for such period required by the LIFO inventory method used by the Borrower determined in accordance with GAAP.
“Pre-Spin Transactions” shall mean, individually and collectively, the following transactions, to the extent reasonably determined by the Borrower to be necessary to effectuate the Separation and

Distribution during the Spin Period: (i) Dispositions of any Save-A-Lot Assets of the Borrower or any of its Subsidiaries or any Save-A-Lot Equity Interests, in each case, to the Borrower or any of its Subsidiaries, (ii) any dividend or distribution by any Subsidiary of the Borrower of any Save-A-Lot Assets or Save-A-Lot Equity Interests to the Borrower or any Subsidiary of the Borrower, (iii) any contribution of Save-A-Lot Assets or Save-A-Lot Equity Interests by the Borrower or any of its Subsidiaries to any Subsidiary of the Borrower or any acquisition of Save-A-Lot Assets or Save-A-Lot Equity Interests by the Borrower or any Subsidiary of the Borrower, (iv) any Disposition by the Borrower or any of its Subsidiaries of up to 100% of the nonvoting (except as required by Law and with respect to certain fundamental changes in the terms thereof) preferred Equity Interests (if any) of any Save-A-Lot Subsidiary, (v) until the termination of the Spin Period, (A) the incurrence by any Save-A-Lot Subsidiary, Moran Foods and/or one or more of their respective Subsidiaries of Indebtedness, (x) the proceeds of which are at all times maintained in a deposit account of the Borrower or a Restricted Subsidiary and used exclusively to make the SUPERVALU Payment or to prepay or mandatorily redeem the Save-A-Lot Debt in full pursuant to the following clause (z), (y) that is not recourse to any other Person (except as provided in clause (C) below) and (z) that is subject to pre-payment in full or mandatory redemption in full to the extent the Distribution does not occur on or prior to the termination of the Spin Period (the “Save-A-Lot Debt”), (B) Liens on any Save-A-Lot Assets and Save-A-Lot Equity Interests (other than the Save-A-Lot Retained Interest) arising substantially concurrently with the consummation of the Distribution, and (C) Guarantees of (1) interest (but not any other amounts) in respect of the Save-A-Lot Debt by the Borrower (which Guarantee shall terminate and be released no later than the termination of the Spin Period) and/or (2) the Save-A-Lot Debt by any Save-A-Lot Subsidiary, Moran Foods or any of their respective Subsidiaries, (vi) the re-payment by any Save-A-Lot Subsidiary, Moran Foods or any of their respective Subsidiaries of any intercompany indebtedness owed to the Borrower or any of its other Subsidiaries, (vii) the assumption of liabilities of the Borrower or any of its Subsidiaries by any Save-A-Lot Subsidiary, Moran Foods and/or one or more of their respective Subsidiaries, (viii) the SUPERVALU Payment and (ix) any related intercompany transactions that the Borrower, in good faith, reasonably determines to be necessary to effectuate the Separation and Distribution.
“Pre-Spin Transaction Expenses” shall mean all fees, costs, losses, charges and expenses incurred by the Borrower and its Restricted Subsidiaries in connection with the Pre-Spin Transactions, the Separation and/or the Distribution, including employee severance expenses associated therewith, legal, advisory, tax, accounting and other professionals fees and expenses incurred in connection therewith, financing and other fees incurred in connection therewith and the amendment of this Agreement and the ABL Credit Agreement, recruitment and search expenses associated therewith, information technology investments, licenses and consents related thereto, listing fees, corporate expenses incurred in connection therewith other than personnel expenses, employee retention plan expenses associated therewith, litigation contingency and legal reserves related thereto and environmental expenses incurred in connection therewith.
“Record Date” shall mean the close of business on the date to be determined by the Board of Directors of the Borrower as the record date for determining holders of shares of common stock of the Borrower entitled to receive shares of common stock of Save-A-Lot Parent pursuant to the Distribution.
“Save-A-Lot Assets” means any assets (excluding Equity Interests) used in or otherwise related to the Save-A-Lot Business.

“Save-A-Lot Business” means (a) the business, operations and activities of the Borrower’s hard discount grocery business as reported by the Borrower as its “Save-A-Lot Segment” in its most recent annual report on Form 10-K or quarterly report on Form 10-Q, as applicable, filed with the SEC (in each case to the extent substantially consistent with the “Save-A-Lot Segment” reported by the Borrower in its most recent annual report on Form 10-K or quarterly report on Form 10-Q, as applicable, filed with the SEC prior to the Third Amendment Effective Date), and with respect to the period following the most recently filed such report through the Effective Time, conducted in a manner substantially consistent with such business as so previously reported, and (b) any terminated, divested or discontinued businesses, operations and activities that, at the time of termination, divestiture or discontinuation, primarily related to the foregoing as then conducted.
“Save-A-Lot Debt” shall have the meaning assigned to such term in the definition of Pre-Spin Transactions.
“Save-A-Lot Equity Interests” means any Equity Interests in a Save-A-Lot Subsidiary or any other Subsidiary of the Borrower that will own, as of the Distribution Date, only Save-A-Lot Assets.
“Save-A-Lot Interest” shall mean the Equity Interest in Save-A-Lot Parent owned by the Borrower prior to the Distribution Date (it being understood that any such Equity Interest retained by the Borrower on or after the Distribution Date shall be Save-A-Lot Retained Interest hereunder and shall no longer constitute Save-A-Lot Interest from and after such time).
“Save-A-Lot Parent” shall mean Save-A-Lot, Inc., a Delaware corporation, or any other Save-A-Lot Subsidiary created to own, directly or indirectly, the Save-A-Lot Assets, the Equity Interests in which are intended to be the subject of the Distribution.
“Save-A-Lot Retained Interest” shall mean any Equity Interest retained by the Borrower in Save-A-Lot Parent on or after the Distribution Date.
“Save-A-Lot Subsidiary” shall mean a Subsidiary of Borrower created for the purpose of effectuating the Pre-Spin Transactions, Separation and/or Distribution (or, in each case, any transaction related thereto); provided that such Subsidiary does not own (x) any assets or property other than Save-A-Lot Assets or Save-A-Lot Equity Interests or (y) for a period of more than 60 days either (i) any issued and outstanding voting Equity Interests of Moran Foods or (ii) any assets or property that would constitute Collateral if such Save-A-Lot Subsidiary were a Loan Party. Save-A-Lot Parent is a Save-A-Lot Subsidiary (for the avoidance of doubt, so long as it satisfies the requirements of this definition).
“Separation” shall mean the separation of (x) the Save-A-Lot Business from (y) the SVU Business.
“Spin Period” means the period (i) commencing on the Third Amendment Effective Date and (ii) terminating on the earlier of (A) the Effective Time and (B) the date that is twelve (12) months after the date of the first Pre-Spin Transaction that would not be permitted pursuant to the terms of this Agreement if the Third Amendment Effective Date had not occurred; provided, however, that the Borrower may, for any reason and in its sole discretion, terminate the Spin Period at any time upon not less than three (3) Business Days prior written notice to the Administrative Agent.

“SUPERVALU Payment” shall mean a transfer or distribution of funds, whether as a distribution, a repayment of intercompany obligations or otherwise, from Save-A-Lot Parent and/or its Subsidiaries to the Borrower and/or its other Subsidiaries from the proceeds of the Save-A-Lot Debt, net of expenses incurred in connection with the Pre-Spin Transactions, the Separation, the Distribution and/or related financing documents (including reasonable bankers’ fees, legal fees and Taxes paid (and the Borrower’s good faith estimate of Taxes payable) in connection with the Pre-Spin Transactions, Separation and/or Distribution).
“SVU 2022 Notes” shall mean the 7.75% Senior Notes due November 15, 2022 issued by the Borrower pursuant to the SVU Indenture in the original principal amount of $350,000,000.
“SVU Business” means all businesses, operations and activities (whether or not such businesses, operations or activities are or have been terminated, divested or discontinued) conducted at any time prior to the Effective Time by the Borrower or its Subsidiaries, other than the Save-A-Lot Business.
“Third Amendment Agreement” shall mean that certain Third Amendment and Consent Agreement, dated as of the Third Amendment Effective Date effecting certain amendments to the Second Restated Credit Agreement, among the Borrower, the other Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders listed on the signature pages thereto.
“Third Amendment Effective Date” shall have the meaning assigned to such term in the Third Amendment Agreement.

1.2	Section 1.01 of the Second Restated Credit Agreement is hereby amended by amending and restating the following definitions, each in its entirety, as follows:
“ABL Credit Agreement” shall mean the amended and restated asset-based revolving credit agreement, dated as of March 21, 2013, by and among the Borrower, each Subsidiary party thereto, the ABL Facility Agent and the various financial institutions from time to time party thereto as amended by that certain Amendment No. 1 dated as of April 17, 2014, that certain Amendment No. 2 dated as of September 30, 2014 and that certain Amendment No. 3 dated as of February 3, 2016 and as may be further amended, restated, amended and restated, supplemented or otherwise modified in accordance with the terms thereof, hereof and the Intercreditor Agreement.”
“Affiliate” shall mean, with respect to any Person, (a) another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified, (b) any director, officer, managing member, partner, trustee or beneficiary of that Person, but excluding such Persons as to any Lender (or in the case of a Lender that is a Related Fund, the entity that administers or manages such Related Fund), (c) any other Person directly or indirectly holding 10% or more of any class of the Equity Interests of that Person, except in the case of a Lender (or in the case of a Lender that is a Related Fund, the entity that administers or manages such Related Fund) or, after the Effective Time, in the case of the Borrower in respect of any Save-A-Lot Subsidiary (or a Subsidiary of a Save-A-Lot Subsidiary) that ceases to be a Save-A-Lot Subsidiary after the Effective Time and (d) any other Person 10% or more of any class of whose Equity Interests is held directly or indirectly by that Person, except in the case of a Lender (or in the case of a Lender that is a Related Fund, the entity that administers or manages such Related Fund) or, after the Effective Time, in the case of the Borrower in respect of any Save-A-Lot Subsidiary (or a Subsidiary of a Save-A-Lot Subsidiary) that ceases to be a Save-A-Lot Subsidiary after the Effective Time.
“Applicable Margin” shall mean for any day (a) with respect to any Eurodollar Loan, 4.50% per annum and (b) with respect to any ABR Loan, 3.50% per annum; provided that the Applicable Margin shall be increased by 0.25% with respect to any Eurodollar Loan and any ABR Loan if on or after the Third Amendment Effective Date the Borrower's ratings with Moody’s Investors Service, Inc. and S&P Global Ratings (and any respective successors thereto): (i) are not at least B1 and at least B+ in respect of corporate credit ratings, (ii) are not at least Ba3 and at least BB- in respect of facilities credit ratings in respect of the Term Facility or (iii) are not 2 or better (as rated by S&P Global Ratings only) with respect to recovery ratings in respect of the Term Facility.

“Loan Documents” shall mean this Agreement, the First Amendment Agreement, the Second Amendment Agreement, the Third Amendment Agreement, the Intercreditor Agreement, the Security Documents, each Incremental Loan Assumption Agreement, the promissory notes, if any, executed and delivered pursuant to Section 2.04(e) and any other document executed in connection with any of the foregoing and together with all schedules, exhibits, annexes and other attachments thereto.
“Other Asset Sale” shall mean a sale, transfer or other disposition (including by way of merger, casualty, condemnation or otherwise) that is not a Permitted Disposition pursuant to clauses (a) through (n) of the definition thereof or clauses (p), (r) or (s) of the definition thereof, of any assets or property of the Borrower and the Restricted Subsidiaries other than a Disposition consisting solely of Term Loan Priority Collateral or Equity Interests of any Subsidiary to the extent the assets of such Subsidiary consist solely of Term Loan Priority Collateral.
“Permitted Acquisition” shall have the meaning assigned to such term in Section 6.02(b).
“Store Conversion Transaction” means either (a) a transaction in which one or more existing Stores owned or operated by the Borrower or a Restricted Subsidiary is transferred to a Person that is not an Affiliate, provided, in each case that (i) the consideration paid or to be paid at the effectiveness of such transfer or on a deferred basis in connection therewith is in an amount not less than the book value of the assets so transferred and any cash proceeds received by the Loan Parties in respect of such transaction shall be applied to the extent and in the manner set forth in Section 2.13, (ii) the purchaser agrees to continue to purchase inventory for such Stores from the Borrower or a Restricted Subsidiary for a period of not less than one year or, if longer, the period until the consideration described in clause (i) has been paid in full, and (iii) all payment obligations and other obligations of the purchaser in connection with such transaction are payable or otherwise owed to the Borrower or a Subsidiary thereof that is a Loan Party, or (b) a transaction in which one or more existing Stores owned or operated by the Borrower or a Restricted Subsidiary is transferred to a joint venture in which the Borrower or other Loan Party owns an Equity Interest, provided that (i) if such Stores were included in the Term Loan Priority Collateral prior to such transaction, a Loan Party pledges such Equity Interests to the Collateral Agent, (ii) any cash proceeds received by the Loan Parties in respect of such transaction shall be applied to the extent and in the manner set forth in Section 2.13, (iii) the joint venture agrees to continue to purchase inventory for such Stores from the Borrower or a Restricted Subsidiary for a period of not less than one year and (iv) the Total Leverage Ratio of the Borrower shall not exceed 4.00 : 1.00 on a pro forma basis after giving effect to such transfer and the use of proceeds thereof.
“Term Loan Priority Collateral Sale” shall mean any sale, transfer or other disposition (including by way of merger, casualty, condemnation or otherwise) of Term Loan Priority Collateral or Equity Interests of any Subsidiary to the extent the assets of such Subsidiary consist solely of Term Loan Priority Collateral that produces $50,000 or more of Net Cash Proceeds, that is not part of an Other Asset Sale and that is not a Permitted Disposition pursuant to clauses (a) through (n) (other than clauses (h)(iii) and (j)) of the definition thereof or clauses (p), (r) or (s) of the definition thereof.
“Total Debt” shall mean, at any time, without duplication, the total Indebtedness of the Borrower and the Restricted Subsidiaries at such time (excluding Indebtedness of the type described in clauses (b), (c) and (g) of the definition of such term, except, in the case of such clause (b), to the extent of any unreimbursed drawings thereunder, and also excluding (i) Guarantees that are Customer Support Transactions permitted under this Agreement, (ii) other Guarantees of Indebtedness of unrelated Persons incurred in the ordinary course of business in an amount not to exceed $25,000,000, to the extent no demand has been made for payments, and (iii) all Synthetic Lease Obligations).

1.3	Clause (b)(ii) of the definition of “Change of Control” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by inserting “or approved” after “nominated.”

1.4	The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by replacing clause (a)(iv) thereof with the following:
“(iv) any extraordinary, non-recurring or unusual charges for such period (including such charges reflected in the financial statements provided to the Lenders prior to the Closing Date and the Pre-Spin Transaction Expenses) and the amount of LIFO Adjustments”, deleting the word “and” before clause (a)(vi) thereof and inserting the following new clauses (a)(vii) and (a)(viii) after clause (a)(vi), as follows:
“(vii) the amount of non-cash charges, including imputed interest, deferred compensation and non-cash costs associated with the closing of retail store locations or other facilities, in each case for such period and (viii) the amount of non-cash charges related to goodwill impairment and impairment of non-cash intangibles,”
and replacing clause (b)(i) thereof with the following:
“(i) all cash payments made during such period on account of non-cash charges added to Consolidated Net Income pursuant to clause (a)(v) above in the current period or previous period”.

1.5
Solely with respect to the calculation of Excess Cash Flow with respect to the Fiscal Year of the Borrower ending February 25, 2017 and thereafter, the definition of “Excess Cash Flow” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by deleting the word “and” appearing before clause (a)(iv) thereof, inserting new clause (a)(v) as follows:

“and (v) extraordinary, non-recurring or unusual gains deducted from Consolidated Net Income in calculating Consolidated EBITDA for such period or a prior period and realized in cash during such period (except to the extent such gains consist of Net Cash Proceeds subject to Section 2.13 (other than clause (c) thereof))”, deleting the word “scheduled” in clause (b)(iv) thereof, inserting the phrase “or the Loans” immediately after the phrase “other than Indebtedness in respect of the ABL Facility” in clause (b)(iv) thereof), deleting the word “and” appearing before clause (b)(vii) thereof and inserting new clauses (b)(viii), (b)(ix) and (b)(x) at the end thereof, as follows:
“, (viii) to the extent added to net income in calculating Consolidated Net Income, (A) the amount of SUPERVALU Payment and (B) the Net Cash Proceeds from the Disposition of any Save-A-Lot Retained Interest or Save-A-Lot Interest, in each case, received by the Borrower during such period, (ix) the fees, costs and expenses (including pre-payment or make-whole premiums, original issue discount, underwriting fees, legal fees and other expenses) paid in connection with any (A) Permitted Investment, (B) Permitted Acquisition, (C) Permitted Indebtedness, (D) amendment, restatement, supplement, waiver, consent or other modification of this Agreement, the ABL Credit Agreement or the SVU Indenture (or any debt securities issued thereunder from time to time), (E) transaction permitted under Section 6.04 or (F) Permitted Disposition and (x) extraordinary, non-recurring or unusual charges added to Consolidated Net Income in calculating Consolidated EBITDA for such period or a prior period and paid in cash during such period (including the Pre-Spin Transaction Expenses).”

1.6
The definition of “Excluded DDAs” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by deleting the word “or” appearing before clause (d) and inserting a new clause (e) at the end thereof, as follows:

“, or (e) to hold (x) the SUPERVALU Payment or (y) any other amount received in connection with a Pre-Spin Transaction.”

1.7
The definition of “Excluded Subsidiaries” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by inserting the following new clause (d) immediately following clause (c) and re-lettering the current clauses (d) and (e) as new clauses (e) and (f), respectively:

“(d) until the termination of the Spin Period, Save-A-Lot Subsidiary, ”

1.8	The definition of “Moran Sale” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding the foregoing, the parties hereto acknowledge and agree that neither the Pre-Spin Transactions, the Separation, the Distribution nor the Disposition of any Save-A-Lot Retained Interest or Save-A-Lot Interest (whether considered individually or together with one or more related transactions) shall constitute a Moran Sale.”

1.9	The definition of “Net Cash Proceeds” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by inserting the words “Disposition of any Save-A-Lot Retained

Interest or Save-A-Lot Interest” immediately following the first instance of the words “Moran Sale” in the first sentence of clause (a) thereof.

1.10	The definition of “Permitted Disposition” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by replacing clause (h)(iii) thereof with the following:
“(iii) with respect to Real Estate or Equipment that does not constitute Term Loan Priority Collateral, and with respect to Real Estate or Equipment that constitutes Term Loan Priority Collateral in an aggregate amount not to exceed $200,000,000 if the proceeds thereof are used to make prepayments of the Loans pursuant to Section 2.13 (for the avoidance of doubt, without giving effect to any reinvestment rights), sale and leaseback transactions pursuant to leases on market terms, so long as, as of the date of such sale and after giving effect thereto, (x) no Default or Event of Default shall exist or have occurred and be continuing and (y) the consideration paid to such Loan Party in connection therewith shall be paid contemporaneously with the transaction (other than consideration received in connection with customary earn-out arrangements in an amount (calculated as of the date of such Disposition as the present value of expected future payments in respect thereof) not to exceed 25% of the aggregate consideration therefor), shall be in an amount not less than the fair market value of the property disposed of and shall be at least 75% in cash or Cash Equivalents; and”.

1.11
The definition of “Permitted Disposition” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby further amended by deleting the word “and” appearing before clause (q) thereof, replacing the period at the end of clause (q) with a semi-colon and inserting new clauses (r) and (s) at the end thereof, as follows:

“(r) the Disposition of any Save-A-Lot Interest or Save-A-Lot Retained Interest; provided that (a) no Default or Event of Default shall have occurred or be continuing or shall occur as a result of any such disposition, (b) the Borrower shall have delivered to the Administrative Agent opinions of counsel, in each case in form and substance reasonably satisfactory to the Administrative Agent, opining that the occurrence of any such material disposition (i) will not conflict with the SVU Indenture, the SVU 2021 Notes, the SVU 2022 Notes or any other Material Indebtedness, (ii) will not result in any “change of control” offer or similar offer being required to be made under the SVU Indenture, the SVU 2021 Notes, the SVU 2022 Notes or any other any Material Indebtedness and (iii) will not result in the application of any of the consolidation, merger, conveyance, transfer or lease of assets (however so denominated) provisions of the SVU Indenture, the SVU 2021 Notes, the SVU 2022 Notes or any other Material Indebtedness, (c) to the extent applicable, the Borrower shall apply the Net Cash Proceeds thereof in accordance with Section 2.13(e), (d) the consideration paid in connection therewith shall be paid contemporaneously with consummation thereof (other than consideration received in connection with customary earn-out arrangements (calculated as of the date of such disposition as the present value of expected future payments in respect thereof) in an amount not to exceed 25% of the aggregate consideration therefor) and shall be in an amount not less than the fair market value of the property disposed of and (e) the consideration paid in connection therewith shall be at least 75% in cash or Cash Equivalents; and

(s) in each case to the extent constituting a Disposition, (i) Liens permitted under Section 6.01, (ii) Investments permitted under Section 6.02, (iii) transactions permitted under Section 6.04 and (iv) Restricted Payments permitted by Section 6.06.”

1.12
The definition of “Permitted Encumbrances” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by deleting the word “and” appearing before clause (v) thereof, replacing the period at the end of clause (v) with a semi-colon and inserting new clauses (w) at the end thereof, as follows:

“and (w) Liens on any amounts held by a trustee or escrow agent in connection with any indenture or other debt agreement not prohibited hereunder issued in escrow pursuant to customary escrow arrangements pending the release thereof, or under any indenture or other debt agreement not prohibited hereunder pursuant to customary discharge, redemption or defeasance provisions”.

1.13
Clause (g) of the definition of “Permitted Investments” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by inserting the following new sub-clause (v) immediately following clause (iv) and re-lettering the current sub-clause (v) as new sub-clause (vi):

“, (v) Investments consisting of the contribution of intercompany receivables owed to the Borrower or any Subsidiary to the Subsidiary obligated on such intercompany receivable (directly or through one or more other Subsidiaries that own such obligated Subsidiary); provided, that, as of the date of any such contribution and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing”.

1.14
Clause (m) of the definition of “Permitted Investments” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby amended by inserting “or Store Conversion Transaction” after “Permitted Store Swap Transaction”.

1.15
The definition of “Permitted Investments” appearing in Section 1.01 of the Second Restated Credit Agreement is hereby further amended by deleting the word “and” appearing before clause (p), replacing the period at the end of clause (p) with a semi-colon and inserting a new clauses (q) and (r) at the end thereof, as follows:

“(q) any Save-A-Lot Retained Interest; and
(r) any Investment made with the Net Cash Proceeds from any Save-A-Lot Interest or Save-A-Lot Retained Interest not required to be applied to repay the Loans pursuant to Section 2.13(e);

1.16	Section 2.12 of the Second Restated Credit Agreement is hereby amended by replacing “Second Restatement Date” in clause (c) thereof with “Third Amendment Effective Date”.

1.17	Section 2.13 of the Second Restated Credit Agreement is hereby amended by replacing clause (e) thereof in its entirety with the following:
“(e) Not later than the tenth day following the receipt of Net Cash Proceeds in respect of (i) any Moran Sale, (ii) the SUPERVALU Payment, (iii) any Disposition of all or any portion of the Save-A-Lot Retained Interest (other than a Disposition to any Loan Party permitted hereunder)

and/or (iv) any Disposition of all or any portion of the Save-A-Lot Interest (other than a Disposition to any Loan Party permitted hereunder), the Borrower shall apply an amount equal to (x) 100% of the first $750,000,000 of aggregate Net Cash Proceeds received with respect to any or all of the foregoing and (y) thereafter, 50% of the aggregate Net Cash Proceeds in excess of such amount up to an aggregate amount that would cause the Total Secured Leverage Ratio on a pro forma basis after giving effect to such prepayment to be 1.50:1.00, in each case to prepay outstanding Loans in accordance with Section 2.13(f).”

1.18	Section 2.20 of the Second Restated Credit Agreement is hereby amended by inserting the following new clause (g) at the end thereof:
“For purposes of determining withholding taxes imposed under FATCA, from and after the Third Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

1.19	Section 3.11 of the Second Restated Credit Agreement is hereby amended by replacing the last sentence thereof with the following:
“As of the Third Amendment Effective Date, no Loan Party or Restricted Subsidiary is a party to any tax sharing agreement.”

1.20	Section 5.01 of the Second Restated Credit Agreement is hereby amended by replacing “45 days” in clause (c) thereof with “60 days”.

1.21	The following sentence is hereby added at the end of Section 5.02 of the Second Restated Credit Agreement:
“Notwithstanding the foregoing, the Loan Parties will be deemed to have delivered the documents required to be delivered pursuant to Sections 5.01(a) (other than 5.01(a)(i)), 5.01(b) or 5.02(a)(iii), (iv) or (vi), as applicable, if the Borrower has filed such documents with the SEC via the Electronic Data Gathering, Analysis and Retrieval (EDGAR) or any successor filing system.”

1.22	Section 5.03 of the Second Restated Credit Agreement is hereby amended by adding the following new clause (o) thereto:
“(o) the date of the consummation of the first Pre-Spin Transaction that would not be permitted pursuant to the terms of this Agreement if the Third Amendment Effective Date had not occurred.”

1.23	Section 5.05 of the Second Restated Credit Agreement is hereby amended by replacing “Section 6.05” therein with “Section 6.04 and/or Section 6.05, as applicable.”

1.24	Section 5.12 of the Second Restated Credit Agreement is hereby replaced in its entirety with the following:
“Notify the Administrative Agent at the time that any Person becomes a Subsidiary, unless such Person is an Immaterial Subsidiary or a Save-A-Lot Subsidiary (it being understood that if any

Save-A-Lot Subsidiary remains a Subsidiary of the Borrower upon the termination of the Spin Period, such Save-A-Lot Subsidiary shall be subject to the requirements of this Section 5.12 as though such Person had become a Subsidiary (other than a Save-A-Lot Subsidiary) upon the termination of the Spin Period), whether such Person shall be an Excluded Subsidiary (and if so, pursuant to which clause or clauses of the definition thereof), and promptly thereafter (and in any event within 30 days, unless a longer period is acceptable to the Administrative Agent, in its sole discretion), cause any such Person which is not an Excluded Subsidiary, (i) to become a Loan Party and grant a Lien to the Collateral Agent on such Person’s assets of the types constituting Collateral to secure the Obligations by executing and delivering to the Administrative Agent a joinder to each of the Security Agreement and the Facility Guaranty and such other documents (including, to the extent applicable, Mortgages and Related Real Estate Collateral Security Agreements) as the Administrative Agent shall deem appropriate for such purpose and by complying with the Term Loan Priority Collateral Requirements with respect to any Material Real Estate Assets and Material Related Collateral Locations, (ii) deliver to the Administrative Agent documents of the types referred to in Sections 4.01(g) and 4.01(k) of the Original Credit Agreement and, upon the Administrative Agent’s reasonable request, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in this sentence) and (iii) if any Indebtedness of such Person is owned by or on behalf of any Loan Party in an amount greater than or equal to $10,000,000 individually or in the aggregate, to pledge such Indebtedness and promissory notes evidencing such Indebtedness, in each case in form, content and scope reasonably satisfactory to the Administrative Agent. In no event shall compliance with this Section 5.12 waive or be deemed a waiver or consent to any transaction giving rise to the need to comply with this Section 5.12 if such transaction was not otherwise expressly permitted by this Agreement.”

1.25	Section 5.17 of the Second Restated Credit Agreement is hereby amended by inserting the following new clause (g) at the end thereof:
“(g)    Until the termination of the Spin Period, this Section 5.17 will not apply to any transfer of Save-A-Lot Assets or Save-A-Lot Equity Interests among Borrower and its Subsidiaries in a Pre-Spin Transaction if, after giving effect to the Separation and the Distribution, such Save-A-Lot Assets or Save-A-Lot Equity Interests involved would no longer be required to be Collateral.”

1.26
Section 5.20(a) of the Second Restated Credit Agreement is hereby amended by inserting the words “except for events or conditions arising solely in connection with the Pre-Spin Transactions, the Separation or the Distribution,” at the beginning of clause (viii) thereof.

1.27	Section 5.25(a) of the Second Restated Credit Agreement is hereby amended and restated in its entirety as follows:
“(a)    On or prior to the date that is 60 days after the Third Amendment Effective Date (or such later date as may be agreed by the Administrative Agent in its sole discretion), to the extent reasonably necessary to maintain the Lien of the Mortgages on the Real Estate Collateral Properties as security for the Obligations, as determined by the Administrative Agent in its reasonable discretion, the Collateral Agent shall have received such Mortgage amendments (or new Mortgages) as Administrative Agent reasonably determines are required under applicable

Law to grant, preserve, protect or perfect the Liens created or intended to be created by the Mortgages with respect to the Real Estate Collateral Properties as in effect immediately prior to the Third Amendment Effective Date or the validity or priority of any such Lien, in proper form for recording in the relevant jurisdictions and in a form reasonably satisfactory to the Administrative Agent; and (i) together with each such Mortgage amendment, the Collateral Agent shall have received an ALTA 11-06 Mortgage Modification endorsement (or equivalent endorsement under applicable Law) to the Title Insurance Policy for such amended Mortgage; and (ii) together with any such new Mortgage, the Collateral Agent shall have received with respect thereto the items required by subparts (a)(ii), (a)(iii), (a)(v)(x), (a)(v)(y), (a)(viii), (b), (d) and (e) of the definition of “Term Loan Priority Collateral Requirements”.”

1.28
Section 6.02(b) of the Second Restated Credit Agreement is hereby amended by (a) inserting the words “any distribution centers, any Store locations” after “acquire” in the first line thereof, (b) inserting the words “with respect to any acquisition of an Acquired Entity,” at the beginning of sub-clause (i) thereof and (c) replacing the final parenthetical therein with the following:

“(any such acquisition meeting all the criteria of this Section 6.02(b) being referred to herein as a “Permitted Acquisition”)”.

1.29
Section 6.06 of the Second Restated Credit Agreement is hereby amended by deleting the word “and” before clause (iv) thereof, inserting a comma at the end of clause (iii) thereof, inserting the following after clause (iv) thereof:

“and (v) additional Restricted Payments made with the Net Cash Proceeds of (A) a Moran Sale, (B) the Disposition of all or any portion of the Save-A-Lot Retained Interest or (C) the Disposition of all or any portion of the Save-A-Lot Interest, in each case, that are not required to be applied to prepay Loans hereunder pursuant to Section 2.13 or to prepay loans or cash collateralize letters of credit under the ABL Facility shall not be prohibited;”

1.30	Section 6.07 of the Second Restated Credit Agreement is hereby amended by replacing the word “[Reserved]” in clause (v) thereof with the following:
“(v) payments of Indebtedness made with the Net Cash Proceeds of (A) a Moran Sale, (B) the Disposition of any Save-A-Lot Retained Interest or (C) the Disposition of all or any portion of the Save-A-Lot Interest, in each case, that are not required to be applied to prepay Loans hereunder pursuant to Section 2.13 or to prepay loans or cash collateralize letters of credit under the ABL Facility.

1.31
Section 6.09 of the Second Restated Credit Agreement is hereby amended by inserting the words “or Investments permitted under Section 6.02 among the Borrower and its Restricted Subsidiaries” after “Restricted Payments permitted under Section 6.06” in clause (b) thereof.

1.32	Section 6.10 of the Second Restated Credit Agreement is hereby replaced in its entirety with Schedule A hereto.

1.33	Article VI of the Second Restated Credit Agreement is hereby amended by inserting the following new Section 6.15 immediately after Section 6.14 of the Second Restated Credit Agreement:

“Section 6.15    Save-A-Lot Dispositions. Prior to the termination of the Spin Period, make any Disposition from the Borrower or any of its Restricted Subsidiaries (other than Moran Foods, any Save-A-Lot Subsidiary and their respective Subsidiaries) to Moran Foods, any Save-A-Lot Subsidiary and their respective Subsidiaries, other than any Disposition that constitutes a Pre-Spin Transaction.”

1.34	Section 7.01(m) of the Second Restated Credit Agreement is hereby replaced in its entirety with the following:
“Loss of Collateral. There occurs any uninsured loss in excess of $50,000,000 to any portion of the Term Loan Priority Collateral; or”.

1.35
Section 9.20 of the Second Restated Credit Agreement is hereby amended (i) by inserting the word “Agent” immediately following the first instance of the word “Collateral” in clause (a) thereof, (ii) by adding the phrase “or the Pre-Spin Transactions, Separation and/or Distribution” immediately after the phrase “clause (k) of the definition of Permitted Indebtedness” in clause (a) thereof and (iii) by adding a new clause (c) at the end thereof as follows:

“; and (c) effective as of the Third Amendment Effective Date, as of the Distribution Date, as of the date of the establishment of any Incremental Loan Commitments under this Agreement or as of any other date on which a determination is made under the SVU Indenture that manufacturing or processing plants, office facilities, retail stores, warehouses, distribution centers or equipment constitute an “Operating Property” (as defined in the SVU Indenture), to enter into such releases of Mortgages as the Loan Parties may request to ensure that such Mortgages do not violate the SVU Indenture or any other Material Indebtedness or trigger any of the equal and ratable sharing provisions thereof.”

1.36	Schedule 6.02 to the Second Restated Credit Agreement is hereby amended by deleting the investment policy of Borrower included in that Schedule and substituting Schedule B to this Amendment therefor.

SECTION II. CONSENT
Subject to the satisfaction of the conditions set forth in Section IV below, and in reliance on the representations, warranties, covenants and other agreements contained in this Amendment and in the other Loan Documents, notwithstanding anything in the Loan Documents to the contrary, each Lender party hereto hereby (i) consents to the (x) Pre-Spin Transactions and (y) to the extent (a) no Event of Default has occurred and is then continuing or would result therefrom (other than as a result of the consummation of the Distribution without giving effect to this Section II), (b) any Save-A-Lot Subsidiary, Moran Foods and/or one or more of their respective Subsidiaries incurs or, after the Amendment Effective Date, has incurred Save-A-Lot Debt in an aggregate principal amount of not less than $400,000,000, (c) at least $350,000,000 in aggregate principal amount of the Loans are prepaid (including with the SUPERVALU Payment to the extent required by Section 2.13(e) of the Credit

Agreement) prior to or substantially concurrently therewith and (d) the amount of the Save-A-Lot Interest distributed is no greater than the minimum amount (as reasonably determined by the Borrower in good faith) required to satisfy the requirements of Section 355 of the Code, the Distribution, (ii) agrees that (x) the Pre-Spin Transactions and (y) to the extent (a) no Event of Default has occurred and is then continuing or would result therefrom (other than as a result of the consummation of the Distribution without giving effect to this Section II), (b) any Save-A-Lot Subsidiary, Moran Foods and/or one or more of their respective Subsidiaries incurs or, after the Amendment Effective Date, has incurred Save-A-Lot Debt in an aggregate principal amount of not less than $400,000,000, (c) at least $350,000,000 in aggregate principal amount of the Loans are prepaid (including with the SUPERVALU Payment to the extent required by Section 2.13(e) of the Credit Agreement) prior to or substantially concurrently therewith and (d) the amount of the Save-A-Lot Interest distributed is no greater than the minimum amount (as reasonably determined by the Borrower in good faith) required to satisfy the requirements of Section 355 of the Code, the Distribution, shall be deemed permitted under the Loan Documents and shall not reduce any baskets under any covenant therein and (iii) consents, to the extent not already addressed in (i) above, to the incurrence of the Save-A-Lot Debt as contemplated in (and subject to the terms and conditions set forth in) the definition of Pre-Spin Transactions.
SECTION III. FEES
The Borrower agrees to pay on the Third Amendment Effective Date to each Lender that is a party to this Amendment as a Lender on the Third Amendment Effective Date, as fee compensation for consenting to this Amendment, an amendment fee (collectively, the “Amendment Fees”) in an amount equal to 0.25% of the stated principal amount of such Lender’s Loan outstanding immediately prior to the Third Amendment Effective Date (reduced by its ratable portion of $98,500,000 (i.e., the amount of the Excess Cash Flow prepayment to be paid by the Borrower in respect of its Fiscal Year ended February 27, 2016). Such Amendment Fees will be in all respects fully earned, due and payable on the Third Amendment Effective Date. All such fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the Lenders. Once paid, none of the fees set forth herein shall be refundable under any circumstances.
SECTION IV. CONDITIONS TO EFFECTIVENESS
The effectiveness of this Amendment shall be subject only to the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Third Amendment Effective Date”):
A.    The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower, the other Loan Parties, Lenders constituting at least Required Lenders (as defined in the Second Restated Credit Agreement), the Administrative Agent and the Collateral Agent.
B.    The representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or, if qualified by materiality or ‘Material Adverse Effect’, in all respects), on and as of the

Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date or refer to a Periodic Update Schedule, in which case such representations and warranties shall be true and correct in all material respects (or, if qualified by materiality or ‘Material Adverse Effect’, in all respects), on and as of such earlier date or the most recent date on which such Periodic Update Schedule was required to be updated.
C.    The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of Dorsey & Whitney LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, (A) dated the Third Amendment Effective Date, (B) addressed to the Administrative Agent, the Collateral Agent and the Lenders and (C) covering such matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions.
D.    The Administrative Agent shall have received a certificate of the Secretary or the Assistant Secretary (or other Responsible Officer acceptable to the Administrative Agent) of each Loan Party dated the Third Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the resolutions duly adopted by the Board of Directors (or other comparable governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment and other transactions contemplated herein, and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (B) except as indicated therein, that the certificate or articles of incorporation, the bylaws or other organizational documents and the incumbency and specimen signatures of the authorized officers of such Loan Party previously delivered on the most recent date on which such documents were delivered in accordance with the terms of the Second Restated Credit Agreement have not been amended or changed since such date, in each case, other than those changes attached to the certificate.
E.    The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in clause B and clause G of this Section IV.
F.    All fees and other amounts required to be paid on the Third Amendment Effective Date pursuant to Section III hereof, that certain Engagement Letter dated May 9, 2016 among the Borrower, Goldman Sachs Bank USA and Barclays Bank PLC ( the “Engagement Letter”) and that certain Agent Fee Letter dated May 9, 2016 among the Borrower and Goldman Sachs Bank USA (the “Agent Fee Letter”), and all reasonable and documented out-of-pocket expenses required to be paid on the Third Amendment Effective Date pursuant to the Engagement Letter (in the case of out-of-pocket expenses, to the extent invoiced at least two business days prior to the Third Amendment Effective Date), shall have been paid.

G.     After giving effect to the Amendment, no Default or Event of Default shall have occurred and be continuing.
H.    ABL Facility Agent shall have consented to Section 2.13 of the Amended Credit Agreement, and shall not have any Liens with respect to any “Operating Property” (as defined in the SVU Indenture).
SECTION V. REAFFIRMATION
A.    Each Loan Party hereby acknowledges receipt of a copy of this Amendment, hereby consents to this Amendment and each of the transactions contemplated thereby and hereby confirms its respective guarantees (in the case of the Guarantors), pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Agreement or any of the transactions contemplated herein, such guarantees (in the case of the Guarantors), pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations, as amended, increased and/or extended pursuant to the Amended Credit Agreement. Each Loan Party further confirms that each Loan Document to which it is a party is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects.
B.    Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Second Restated Credit Agreement or any other Loan Document to consent to the amendments to the Second Restated Credit Agreement effected pursuant to this Amendment and (ii) nothing in this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.
SECTION VI. MISCELLANEOUS
A.    Expenses and Indemnity. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with this Amendment and any other documents prepared in connection herewith, in each case to the extent required by Section 9.05 of the Second Restated Credit Agreement. The Borrower hereby confirms that the indemnification provisions set forth in Section 9.05 of the Second Restated Credit Agreement shall apply to this Amendment and such losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

B.    Limitation of Amendment. The terms, provisions and conditions of the Amended Credit Agreement and the other Loan Documents shall be in full force and effect and nothing herein shall be deemed to entitle the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
C.    Authorization of Administrative Agent and Collateral Agent. Each undersigned Lender hereby authorizes the Administrative Agent and the Collateral Agent to execute an amendment to the Intercreditor Agreement to the extent necessary to reflect the amendments to the Second Restated Credit Agreement effected pursuant to this Amendment.
D.    Consent. Each Lender that delivers an executed counterpart of this Amendment on or prior to the Third Amendment Effective Date hereby consents to this Amendment and the transactions contemplated hereby.
E.    Headings. Section and Subsection headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.
F.    APPLICABLE LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
G.    Submission to Jurisdiction. The Borrower and each other Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or the other Loan Documents against the Borrower or its properties in the courts of any jurisdiction if required to realize upon the Collateral as determined in good faith by the Person bringing such action or proceeding.
H.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
I.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or via other electronic means satisfactory to the Administrative Agent shall be effective as delivery of a manually executed counterpart of this Amendment.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUPERVALU INC.

By:	/s/ Bruce H. Besanko
Name: Bruce H. Besanko
Title: Executive Vice President, Chief Operating Officer, and Chief Financial Officer

ADVANTAGE LOGISTICS – SOUTHEAST, INC.
BUTSON’S ENTERPRISES, INC.
CHAMPLIN 2005 L.L.C.
By: SUPERVALU Inc., its sole member
EASTERN REGION MANAGEMENT CORPORATION
FF ACQUISITION, L.L.C.
FOODARAMA LLC
HAZELWOOD DISTRIBUTION COMPANY, INC.
HAZELWOOD DISTRIBUTION HOLDINGS, INC.
HORNBACHER’S INC.
SCOTT’S FOOD STORES, INC.
SFW HOLDING CORP.
SHOP ‘N SAVE ST. LOUIS, INC.
SHOP ‘N SAVE WAREHOUSE FOODS, INC.
SHOPPERS FOOD WAREHOUSE CORP.
STEVENS POINT DISTRIBUTION COMPANY, LLC
 By: SUPERVALU Holdings, Inc., its sole member
SUPER RITE FOODS, INC.
SUPERVALU GOLD, LLC
 By: SUPERVALU Inc., its sole member
SUPERVALU HOLDINGS, INC.
SUPERVALU HOLDINGS – PA LLC
By: SUPERVALU Holdings, Inc., its sole member
SUPERVALU PHARMACIES, INC.
SUPERVALU TRANSPORTATION INC.
SUPERVALU TTSJ, INC.
SUPERVALU WA, L.L.C.
W. NEWELL & CO., LLC

By:	/s/ Devon J. Hart
Name: Devon J. Hart
Title: Vice President and Treasurer

[Signature Page to Amendment and Consent Agreement]

MORAN FOODS, LLC
SAVE-A-LOT TYLER GROUP, LLC

By:	/s/ Michael D. Collins
Name: Michael D. Collins
Title: Chief Financial Officer

[Signature Page to Amendment and Consent Agreement]

GOLDMAN SACHS BANK USA, as Administrative Agent and Collateral Agent

By:	/s/ Anna Ashurov
Anna Ashurov
Authorized Signatory

[Signature Page to Amendment and Consent Agreement]

Consenting Lenders

3I GLOBAL FLOATING RATE INCOME LIMITED
3I US SENIOR LOAN FUND, L.P.
55 LOAN STRATEGY FUND A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
A VOCE CLO, LTD.
ACE BERMUDA INSURANCE LTD.
ACE TEMPEST REINSURANCE LTD.
ACIS CLO 2013-1 LTD.
ACIS CLO 2013-2 LTD
ACIS CLO 2014-3, LTD.
ACIS CLO 2014-4, LTD.
ACIS CLO 2014-5 LTD.
ACIS CLO 2015-6, LTD.
ADIRONDACK PARK CLO, LTD
ADVANCED SERIES TRUST - AST PRUDENTIAL GROWTH
AGF FLOATING RATE INCOME FUND
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY
AMERICAN GENERAL LIFE INSURANCE COMPANY
AMERICAN HOME ASSURANCE COMPANY
ANTARES MANAGING AGENCY LIMITED
ADVANCED SERIES TRUST - AST PRUDENTIAL GROWTH
ASTON HILL VOYA FLOATING RATE INCOME FUND
AVALON IV CAPITAL, LTD.
AXIS SPECIALTY LIMITED
BAKER STREET CLO II LTD
BALLYROCK CLO 2013-1 LIMITED
BANK OF AMERICA N.A.
BARCLAYS BANK PLC
BATTALION CLO III LTD.
BATTALION CLO IV LTD.
BATTALION CLO IX LTD.
BATTALION CLO V LTD.
BATTALION CLO VI LTD.
BATTALION CLO VII LTD.
BATTALION CLO VIII LTD.
BAYERNINVEST ALTERNATIVE LOAN-FONDS
BCBSM, INC.
BEAZLEY FURLONGE LIMITED
BENEFIT STREET PARTNERS CLO I, LTD.
BENEFIT STREET PARTNERS CLO II, LTD.
BENEFIT STREET PARTNERS CLO IV, LTD.
BENEFIT STREET PARTNERS CLO VI, LTD.

[Signature Page to Amendment and Consent Agreement]

BENEFIT STREET PARTNERS CLO VII, LTD.
BENEFIT STREET PARTNERS CLO VIII, LTD.
BETONY CLO, LTD.
BIRCHWOOD PARK CLO, LTD.
BLACKROCK DEBT STRATEGIES FUND, INC.
BLACKROCK DEFINED OPPORTUNITY CREDIT TRUST
BLACKROCK FLOATING RATE INCOME STRATEGIES FUND, INC.
BLACKROCK FLOATING RATE INCOME TRUST
BLACKROCK FUNDS II, BLACKROCK FLOATING RATE INCOME PORTFOLIO
BLACKROCK GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO
BLACKROCK LIMITED DURATION INCOME TRUST
BLACKROCK MULTI-ASSET INCOME PORTFOLIO OF BLACKROCK FUNDS II
BLACKROCK SECURED CREDIT PORTFOLIO OF BLACKROCK FUNDS II
BLACKROCK SENIOR FLOATING RATE PORTFOLIO
BLACKSTONE / GSO SECURED TRUST LTD.
BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND
BLACKSTONE TREASURY ASIA PTE. LTD.
BLACKSTONE TREASURY SOLUTIONS MASTER FUND L.P.
BLUE HILL CLO, LTD.
BLUEMOUNTAIN CLO 2011-1 LTD
BLUEMOUNTAIN CLO 2013-1 LTD.
BLUEMOUNTAIN CLO 2013-3 LTD.
BLUEMOUNTAIN CLO 2014-1 LTD
BLUEMOUNTAIN CLO 2014-2 LTD
BOC PENSION INVESTMENT FUND
BOWMAN PARK CLO, LTD.
CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
CALLIDUS DEBT PARTNERS CLO FUND VI, LTD.
CALVERT SHORT DURATION FUND
CALVERT ULTRA-SHORT INCOME FUND
CALVERT UNCONSTRAINED BOND FUND
DEUTSCHE BANK (CAYMAN) LIMITED
CANYON CAPITAL CLO 2006-1, LTD.
CANYON CAPITAL CLO 2012-1 LTD.
CANYON CAPITAL CLO 2014-1, LTD.
CANYON CAPITAL CLO 2014-2, LTD.
CANYON CAPITAL CLO 2015-1, LTD.
CANYON CAPITAL CLO 2016-1, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2015-3, LTD.
CARLYLE DAYTONA CLO, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2015-4, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-1, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-2, LTD.

[Signature Page to Amendment and Consent Agreement]

CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-3, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2013-1, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2013-2, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2013-4, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2014-1, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2014-2, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2014-5, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2015-5, LTD.
CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-4, LTD.
CARLYLE HIGH YIELD PARTNERS IX, LTD.
CARLYLE HIGH YIELD PARTNERS X LTD
CARLYLE MCLAREN CLO, LTD.
CATHEDRAL LAKE CLO 2013, LTD.
CATHEDRAL LAKE II, LTD.
CATHEDRAL LAKE III, LTD.
CATLIN RE SWITZERLAND LTD.
CATLIN UNDERWRITING AGENCIES LTD.
CAVALRY CLO V, LTD.
CEDAR FUNDING II CLO LTD
CEDAR FUNDING IV CLO, LTD.
CEDAR FUNDING LTD.
CITI LOAN FUNDING OCP 2016-11 LLC
CITI LOAN FUNDING JT IX LLC.
UPLAND CLO, LTD.
CITIBANK, N.A.
CITY OF NEW YORK GROUP TRUST
CITY OF NEW YORK GROUP TRUST (THE)
COA SUMMIT CLO LTD
COLUMBIA FUNDS VARIABLE SERIES TRUST II-VARIABLE PORTFOLIO-EATON VANCE FLOATING-RATE INCOME FUND
COMMINGLED PENSION TRUST FUND (FLOATING RATE INCOME) OF JPMORGAN CHASE BANK, N.A.
CONSUMER PROGRAM ADMINISTRATORS, INC
CREDIT SUISSE LOAN FUNDING LLC
CVP CASCADE CLO-1 LTD.
CVP CASCADE CLO-2 LTD.
CVP CASCADE CLO-3 LTD.
DAVINCI REINSURANCE LTD.
DELAWARE GROUP INCOME FUNDS-DELAWARE DIVERSIFIED FLOATING RATE FUND
DELAWARE LIFE INSURANCE COMPANY
DEUTSCHE BANK
DIVERSIFIED CREDIT PORTFOLIO LTD.
DIVERSIFIED REAL ASSET CIT

[Signature Page to Amendment and Consent Agreement]

DORCHESTER PARK CLO LTD.
DRYDEN 30 SENIOR LOAN FUND
DRYDEN 31 SENIOR LOAN FUND
DRYDEN 33 SENIOR LOAN FUND
DRYDEN 34 SENIOR LOAN FUND
DRYDEN 36 SENIOR LOAN FUND
DRYDEN 37 SENIOR LOAN FUND
DRYDEN 38 SENIOR LOAN FUND
DRYDEN 40 SENIOR LOAN FUND
DRYDEN 41 SENIOR LOAN FUND
DRYDEN 42 SENIOR LOAN FUND
DRYDEN XXII SENIOR LOAN FUND
DRYDEN XXIII SENIOR LOAN FUND
DRYDEN XXIV SENIOR LOAN FUND GATEWAY
DRYDEN XXV SENIOR LOAN FUND
DRYDEN XXVI SENIOR LOAN FUND
DRYDEN XXVIII SENIOR LOAN FUND
EASTSPRING INVESTMENTS US BANK LOAN SPECIAL ASSET MOTHER INVESTMENT TRUST
EATON VANCE CDO VII PLC
EATON VANCE CDO VIII, LTD.
EATON VANCE CLO 2013-1 LTD.
EATON VANCE CLO 2014-1, LTD.
EATON VANCE CLO 2015-1 LTD.
EATON VANCE FLOATING-RATE INCOME PLUS FUND
EATON VANCE FLOATING-RATE INCOME TRUST
EATON VANCE FLOATING RATE PORTFOLIO
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
EATON VANCE INTERNATIONAL (CAYMAN ISLANDS) FLOATING-RATE INCOME PORTFOLIO
EATON VANCE LIMITED DURATION INCOME FUND
EATON VANCE LOAN HOLDING LIMITED
EATON VANCE SENIOR FLOATING-RATE TRUST
EATON VANCE SENIOR INCOME TRUST
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
EATON VANCE VT FLOATING-RATE INCOME FUND
ELM CLO 2014-1, LTD.
EMERSON PARK CLO LTD.
FCCI INSURANCE COMPANY
FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND
FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL FUND
FIDELITY INCOME FUND: FIDELITY TOTAL BOND FUND
FINN SQUARE CLO, LTD.
FIXED INCOME OPPORTUNITIES NERO, LLC
FLORIDA POWER & LIGHT COMPANY

[Signature Page to Amendment and Consent Agreement]

FOUR CORNERS CLO II, LIMITED
FOUR CORNERS CLO III, LTD.
FRASER SULLIVAN CLO VII LTD.
GALAXY XVI CLO, LTD.
GALE FORCE 3 CLO, LTD.
GIM SPECIALIST INVESTMENT FUNDS-GIM MULTI SECTOR CREDIT FUND
SENIOR SECURED LOAN FUND, THE INITIAL SERIES TRUST OF GIM TRUST 2
AMADABLUM US LEVERAGED LOAN FUND A SERIES TRUST OF GLOBAL MULTI PORTFOLIO INVESTMENT TRUST
INVESCO LEVERAGED LOAN FUND 2016 A SERIES TRUST OF GLOBAL MULTI PORTFOLIO INVESTMENT TRUST
GOLDENTREE LOAN OPPORTUNITIES III, LTD.
GOLDENTREE LOAN OPPORTUNITIES IV, LTD.
GOLDENTREE LOAN OPPORTUNITIES IX, LIMITED
GOLDENTREE LOAN OPPORTUNITIES VI, LTD
GOLDENTREE LOAN OPPORTUNITIES VII, LTD
GOLDENTREE LOAN OPPORTUNITIES VIII, LIMITED
GOLDENTREE LOAN OPPORTUNITIES X, LIMITED
GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED
GOLDMAN SACHS BANK USA
GOOGLE INC.
GRAMERCY PARK CLO LTD.
GT LOAN FINANCING I, LTD.
HARBOURVIEW CLO VII, LTD.
HARTFORD ACCIDENT AND INDEMNITY COMPANY
HARTFORD FIRE INSURANCE COMPANY
HARTFORD FLOATING RATE HIGH INCOME FUND (THE)
HARTFORD INSURANCE COMPANY OF ILLINOIS
HARTFORD INVESTMENT AND SAVINGS PLAN TRUST
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
HARTFORD LIFE INSURANCE COMPANY
HARTFORD FLOATING RATE FUND (THE)
HASTINGS MUTUAL INSURANCE COMPANY
HIGHBRIDGE LIQUID LOAN OPPORTUNITIES MASTER FUND, L.P.
HIGHBRIDGE LOAN MANAGEMENT 8-2016, LTD.
HIGHBRIDGE LOAN MANAGEMENT 2012-1, LTD.
HIGHBRIDGE LOAN MANAGEMENT 2013-2, LTD.
HIGHBRIDGE LOAN MANAGEMENT 3-2014 LTD.
HIGHBRIDGE LOAN MANAGEMENT 4-2014, LTD.
HIGHBRIDGE LOAN MANAGEMENT 5-2015, LTD.
HIGHBRIDGE LOAN MANAGEMENT 6-2015, LTD.
HIGHBRIDGE LOAN MANAGEMENT 7-2015, LTD.

[Signature Page to Amendment and Consent Agreement]

HIGHLAND/IBOXX SENIOR LOAN ETF
HMO MINNESOTA
HONEYWELL INTERNATIONAL INC MASTER RETIREMENT TRUST
HSBC BANK PLC
IDEO
AAM/HIMCO UNCONSTRAINED BOND FUND
INTERNATIONALE KAPITALANLAGEGESELLSCHAFT MBH
INVESCO BL FUND, LTD.
INVESCO FLOATING RATE FUND
INVESCO SSL FUND LLC
INVESCO ZODIAC FUNDS- INVESCO US SENIOR LOAN FUND
AAM/HIMCO SHORT DURATION FUND
INWOOD PARK CDO LTD
IRONSHORE INC.
JAMESTOWN CLO I LTD.
JAMESTOWN CLO II LTD.
JAMESTOWN CLO III LTD.
JAMESTOWN CLO IV LTD.
JAMESTOWN CLO V LTD.
JAMESTOWN CLO VI LTD.
JAMESTOWN CLO VII LTD.
JAMESTOWN CLO VIII LTD
JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND
JNL/PPM AMERICA FLOATING RATE INCOME FUND, A SERIES OF THE JNL SERIES TRUST
JPMORGAN FLOATING RATE INCOME FUND
JPMBI RE BLACKROCK BANKLOAN FUND
JP MORGAN CHASE RETIREMENT PLAN
JPMORGAN CORE PLUS BOND FUND
JPMORGAN GLOBAL BOND OPPORTUNITIES FUND
JPMORGAN STRATEGIC INCOME OPPORTUNITIES FUND
JPMORGAN TAX AWARE HIGH INCOME FUND
JPMORGAN UNCONSTRAINED DEBT FUND (FKA JPMORGAN MULTI-SECTOR INCOME FUND.)
KAISER FOUNDATION HOSPITALS
KAISER PERMANENTE GROUP TRUST
KINGSLAND III, LTD.
KINGSLAND VI
KINGSLAND VII
KKR CLO 10 LTD.
KKR CLO 11 LTD.
KKR CLO 12 LTD.
KKR CLO 13 LTD.
KKR CLO 9 LTD.
KKR FINANCIAL CLO 2013-1 HOLDINGS, LTD

[Signature Page to Amendment and Consent Agreement]

KKR FINANCIAL CLO 2013-2, LTD
KP FIXED INCOME FUND
KVK CLO 2012-1, LTD
KVK CLO 2012-2, LTD.
KVK CLO 2013-1, LTD
KVK CLO 2013-2 LTD.
KVK CLO 2014-1 LTD.
KVK CLO 2014-2 LTD.
KVK CLO 2014-3 LTD.
KVK CLO 2015-1 LTD.
LAKE PLACID FUNDING
LEXINGTON INSURANCE COMPANY
LIME STREET CLO, LTD.
LIMEROCK CLO II, LTD.
LIMEROCK CLO III, LTD.
LINCOLN BENEFIT LIFE COMPANY
LINDE PENSION PLAN TRUST
LONGFELLOW PLACE CLO, LTD.
LOOMIS SAYLES FIXED INCOME FUND, A SERIES OF LOOMIS SAYLES FUNDS I
LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND
LOOMIS SAYLES INSTITUTIONAL HIGH INCOME FUND, A SERIES OF LOOMIS SAYLES FUNDS I
LOOMIS SAYLES INVESTMENT GRADE BOND FUND, A SERIES OF LOOMIS SAYLES FUNDS II
LORD ABBETT BANK LOAN TRUST
LORD ABBETT INVESTMENT TRUST - LORD ABBET SHORT DURATION INCOME FUND
LORD ABBETT INVESTMENT TRUST- LORD ABBETT FLOATING RATE FUND
LORD ABBETT INVESTMENT TRUST -LORD ABBETT INFLATION FOCUSED FUND
LORD ABBETT PASSPORT PORTFOLIOS PLC.- LORD ABBETT SHORT DURATION INCOME FUND
LORD ABBETT SERIES FUND, INC- SHORT DURATION INCOME PORTFOLIO
LORD ABBETT SHORT DURATION CREDIT TRUST
MAGNETITE VI, LIMITED
MAGNETITE VII, LIMITED
MANULIFE FLOATING RATE INCOME FUND
MANULIFE FLOATING RATE SENIOR LOAN FUND
MANULIFE GLOBAL TACTICAL CREDIT FUND
MANULIFE GLOBAL STRATEGIC BALANCED YIELD FUND
MANULIFE INVESTMENTS TRUST- FLOATING RATE INCOME FUND
MANULIFE U.S. DOLLAR FLOATING RATE INCOME FUND
MAPS CLO FUND II, LTD.
MARATHON CLO IV LTD.
MAREA CLO, LTD
MARINE PARK CLO LTD.
MARINER CLO 2015-1 LLC
MARYLAND STATE RETIREMENT AND PENSION SYSTEM

[Signature Page to Amendment and Consent Agreement]

MATHENA INVESTMENTS LLC
MEDICAL LIABILITY MUTUAL INSURANCE COMPANY
MEDTRONIC HOLDING SWITZERLAND GMBH
MENARD, INC.
MENARD, INC.
MET INVESTORS SERIES TRUST - MET/EATON VANCE FLOATING RATE PORTFOLIO
MORGAN STANLEY BANK, N.A.
MOUNTAIN CAPITAL CLO VI LTD.
MOUNTAIN VIEW CLO II LTD.
MSIM PECONIC BAY, LTD.
MT. WHITNEY SECURITIES INC.
INVESCO BANK LOAN FUND SERIES 2 A SERIES TRUST MULTI MANAGER GLOBAL INVESTMENT TRUST
EATON VANCE BANK LOAN FUND SERIES II A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
INVESCO BANK LOAN FUND A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
EATON VANCE BANK LOAN FUND A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
55 LOAN STRATEGY FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
AMJ BANK LOAN FUND A SERIES TRUST OF MULTIMANAGER GLOBAL INVESTMENT TRUST
AMJ BANK LOAN FUND SERIES 2 A SERIES TRUST OF MULTI MANAGER GLOBAL INVESTMENT TRUST
MUNICIPAL EMPLOYEES' ANNUITY AND BENEFIT FUND OF CHICAGO
INVESCO POLARIS US BANK LOAN FUND
NATIONAL ELECTRICAL BENEFIT FUND
NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
NAUTIQUE FUNDING LTD
NEW MEXICO STATE INVESTMENT COUNCIL
NHIT: CREDIT ASSET TRUST
HYFI AQUAMARINE LOAN FUND
NN (L) FLEX - SENIOR LOANS SELECT
NN (L) FLEX - SENIOR LOANS
NOMAD CLO, LTD.
NOMURA MULTI MANAGERS FUND - GLOBAL BOND GBD
NORTH END CLO, LTD
NUVEEN CREDIT STRATEGIES INCOME FUND
NUVEEN FLOATING RATE INCOME FUND
NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND
NUVEEN SYMPHONY FLOATING RATE INCOME FUND
NUVEEN SENIOR INCOME FUND
NUVEEN SHORT DURATION CREDIT OPPORTUNITIES FUND
OCP CLO 2012-2, LTD.
OCP CLO 2013-3, LTD.

[Signature Page to Amendment and Consent Agreement]

OCP CLO 2013-4, LTD.
OCP CLO 2014-5 LTD.
OCP CLO 2014-6, LTD.
OCP CLO 2014-7, LTD.
OCP CLO 2015-10 LTD.
OCP CLO 2015-8, LTD.
OCP CLO 2015-9, LTD.
OCP PARTNERS, LP
ONEX SENIOR CREDIT FUND, L.P.
ONEX SENIOR CREDIT II, LP
ONEX SENIOR FLOATING INCOME FUND, L.P.
OPPENHEIMER MASTER LOAN FUND, LLC.
OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND
OPPENHEIMER SENIOR FLOATING RATE FUND
OPPENHEIMER SENIOR FLOATING RATE PLUS FUND
OPTIMUM TRUST-OPTIMUM FIXED INCOME FUND
OREGON PUBLIC EMPLOYEES RETIREMENT FUND
PACIFIC FUNDS SERIES TRUST- PF FLOATING RATE LOAN FUND
PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO
DOUBLELINE CAPITAL LP AS COLLATERAL MANAGER TO PARALLEL 2015-I LTD.
PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB
PERMANENS CAPITAL FLOATING RATE FUND LP
PINNACLE PARK CLO, LTD.
PPG INDUSTRIES, INC. PENSION PLAN TRUST
PRAMERICA GLOBAL LOAN OPPORTUNITIES LIMITED
PRAMERICA LOAN OPPORTUNITIES LIMITED
PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 17- PRUDENTIAL TOTAL RETURN BOND FUND
PRINCIPAL FUNDS INC. - DIVERSIFIED REAL ASSET FUND
PRUDENTIAL BANK LOAN FUND OF THE PRUDENTIAL TRUST COMPANY COLLECTIVE TRUST
PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14 - PRUDENTIAL FLOATING RATE INCOME FUND
RECETTE CLO, LTD.
REGATTA II FUNDING LP.
REGATTA III FUNDING LTD.
REGATTA IV FUNDING LTD.
REGATTA V FUNDING LTD.
REGATTA VI FUNDING LTD.
REMUDA CAPITAL MANAGEMENT LTD
RENAISSANCE INVESTMENT HOLDINGS, LTD.
SAFE AUTO INSURANCE COMPANY
SCHLUMBERGER GROUP TRUST
SCOF-2 LTD.
SEARS HOLDING PENSION PLAN
SENECA PARK CLO, LTD.

[Signature Page to Amendment and Consent Agreement]

SENIOR DEBT PORTFOLIO
SENTRY INSURANCE A MUTUAL COMPANY
SHERIDAN SQUARE CLO, LTD
SSF TRUST
BLACKSTONE/GSO SENIOR LOAN PORTFOLIO
STATE OF CONNECTICUT
SURETEC INSURANCE COMPANY
SYMPHONY CLO II, LTD.
SYMPHONY CLO IX, LIMITED PARTNERSHIP
SYMPHONY CLO V LTD.
SYMPHONY CLO VIII, LIMITED PARTNERSHIP
SYMPHONY CLO X, LTD.
SYMPHONY CLO XI, LIMITED PARTNERSHIP
SYMPHONY CLO XII, LTD.
SYMPHONY CLO XIV, LTD.
SYMPHONY CLO XV, LTD.
SYMPHONY CLO XVI, LTD.
SYMPHONY CLO XVII, LTD.
SYMPHONY SENIOR LOAN MASTER FUND LTD.
THACHER PARK CLO, LTD.
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
THE UNIVERSITY OF CHICAGO
THRIVENT DIVERSIFIED INCOME PLUS FUND
THRIVENT DIVERSIFIED INCOME PLUS PORTFOLIO
THRIVENT FINANCIAL DEFINED BENEFIT PLAN TRUST
THRIVENT FINANCIAL FOR LUTHERANS
THRIVENT GROWTH AND INCOME PLUS FUND
THRIVENT GROWTH AND INCOME PLUS PORTFOLIO
THRIVENT MODERATE ALLOCATION FUND
THRIVENT MODERATE ALLOCATION PORTFOLIO
THRIVENT MODERATELY AGGRESIVE ALLOCATION FUND
THRIVENT MODERATELY CONSERVATIVE ALLOCATION FUND
THRIVENT MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
THRIVENT BALANCED INCOME PLUS FUND
THRIVENT LIMITED MATURITY BOND FUND
THRIVENT OPPORTUNITY INCOME PLUS FUND
THRIVENT LIMITED MATURITY BOND PORTFOLIO
THRIVENT OPPORTUNITY INCOME PLUS PORTFOLIO
THRIVENT BALANCED INCOME PLUS PORTFOLIO
THRIVENT MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
TRANSAMERICA FLOATING RATE
TREMAN PARK CLO, LTD.
TRYON PARK CLO, LTD.

[Signature Page to Amendment and Consent Agreement]

UBS AG, STAMFORD BRANCH
UNITED OHIO INSURANCE COMPANY
UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (THE)
VARIABLE ANNUITY LIFE INSURANCE COMPANY (THE)
VENTURE IX CDO, LIMITED
VENTURE VI CDO LIMITED
VENTURE VII CDO LIMITED
VENTURE VIII CDO, LIMITED
VENTURE X CLO, LIMITED
VENTURE XI CLO, LIMITED
VENTURE XII CLO, LIMITED
VENTURE XIII CLO, LIMITED
VENTURE XIV CLO, LIMITED
VENTURE XV CLO, LIMITED
VERMONT PENSION INVESTMENT COMMITTEE
VIBRANT CLO II, LTD.
VIBRANT CLO III, LTD.
VIBRANT CLO IV, LTD.
VIBRANT CLO, LTD.
VOYA CLO 2012-1, LTD.
VOYA CLO 2012-2 LTD.
VOYA CLO 2012-3, LTD.
VOYA CLO 2012-4, LTD.
VOYA CLO 2013-1, LTD.
VOYA CLO 2013-2, LTD.
VOYA CLO 2013-3, LTD.
VOYA CLO 2014-2, LTD.
VOYA CLO 2014-3, LTD.
VOYA CLO 2014-4, LTD.
VOYA CLO 2015-1, LTD.
VOYA CLO 2015-2, LTD.
VOYA CLO 2015-3 LTD.
VOYA CLO 2016-1, LTD.
VOYA CREDIT OPPORTUNITIES MASTER FUND
VOYA STRATEGIC INCOME OPPORTUNITIES FUND
VOYA FLOATING RATE FUND
VOYA INVESTMENT TRUST CO. PLAN FOR EMPLOYEE BENEFIT INVESTMENT FUNDS-VOYA SENIOR LOAN TRUST FUND
VOYA INVESTMENT TRUST CO. PLAN FOR COMMON TRUST FUNDS - VOYA SENIOR LOAN COMMON TRUST FUND
VOYA PRIME RATE TRUST
VOYA SENIOR INCOME FUND
WASATCH CLO LTD.

[Signature Page to Amendment and Consent Agreement]

WEBSTER PARK CLO, LTD.
WELLS FARGO BANK, NATIONAL ASSOCIATION
WEST CLO 2012-1 LTD
WEST CLO 2013-1 LTD.
WEST CLO 2014-1 LTD.
WEST CLO 2014-2, LTD.
WESTCOTT PARK CLO LTD.
XILINX HOLDING SIX LIMITED

[Signature Page to Amendment and Consent Agreement]

SCHEDULE A

Section 6.10 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document or any ABL Facility Documents) that (a) limits the ability (i) of any Subsidiary (other than a Save-A-Lot Subsidiary during the Spin Period) to make Restricted Payments or other distributions to any Loan Party or to otherwise transfer property to or invest in a Loan Party, (ii) of any Subsidiary (other than an Excluded Subsidiary) to Guarantee the Obligations, (iii) of any Subsidiary (other than an Excluded Subsidiary) to make or repay loans to a Loan Party or (iv) of the Loan Parties or any Subsidiary (other than an Excluded Subsidiary) to create, incur, assume or suffer to exist Liens on property of such Person in favor of the Administrative Agent to secure the Obligations, or (b) other than the SVU Indenture, any agreement, indenture or other arrangement evidencing the Save-A-Lot Debt and, in each case, any Permitted Refinancing Indebtedness in respect thereof, requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.
Notwithstanding the foregoing, the Loan Parties and their respective Restricted Subsidiaries shall not be prohibited from entering into any Contractual Obligation that constitutes a restriction or limitation existing by reason of:
(a)    restrictions imposed by applicable law;
(b)    customary provisions in joint venture agreements and other similar agreements applicable to joint ventures entered into in the ordinary course of business;
(c)    any restrictions imposed by any agreement relating to Indebtedness incurred pursuant to Section 6.03 or Permitted Refinancing Indebtedness in respect thereof, to the extent such restrictions are not materially more restrictive, taken as a whole, than the restrictions contained in this Agreement or are market terms at the time of issuance (in each case as determined in good faith by the Borrower) so long as the Borrower shall have reasonably determined in good faith that such restriction will not affect its obligation and ability to make any payments required hereunder;
(d)    customary provisions restricting subletting or assignment of any lease governing a leasehold interest entered into in the ordinary course of business;
(e)    customary provisions restricting assignment of any agreement entered into in the ordinary course of business;

(f)    customary restrictions and conditions contained in any agreement relating to the sale, transfer, lease or other disposition of any asset permitted under Section 6.05 pending the consummation of such sale, transfer, lease or other disposition;
(g)    customary restrictions and conditions contained in the document relating to any Lien, so long as (1) such Lien is a Permitted Encumbrance and such restrictions or conditions relate only to the specific asset subject to such Lien, and (2) such restrictions and conditions are not created for the purpose of avoiding the restrictions imposed by this Section 6.10;
(h)    customary net worth provisions contained in Real Estate leases entered into by Subsidiaries, so long as the Borrower has determined in good faith that such net worth provisions would not reasonably be expected to impair the ability of the Borrower and its Subsidiaries to meet their ongoing obligations;
(i)    any agreement in effect at the time a Person becomes a Subsidiary, so long as such agreement was not entered into in contemplation of such Person becoming a Subsidiary and such restriction applies only to such Person and its Subsidiaries (including the Equity Interests of the relevant Person or Persons);
(j)    restrictions in agreements representing Indebtedness permitted under Section 6.03 of a Subsidiary that is not a Loan Party (so long as such restrictions only relate to non-Loan Parties);
(k)    customary restrictions contained in leases, subleases, licenses or Equity Interests or asset sale agreements otherwise permitted hereby and entered into in the ordinary course of business as long as such restrictions relate solely to the lease, sublease, license, Equity Interests or assets subject thereto, as applicable;
(l)    restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business;
(m)    restrictions contained in any receivables financing documentation with respect to any Subsidiary which engages in no activities other than in connection with the financing of accounts receivable of the Borrower and/or its other Subsidiaries; or
(n)    any encumbrances or restrictions of the type referred to in the first paragraph of this Section 6.10 imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of or similar arrangements to the contracts, instruments or obligations referred to in clauses (a) through (n) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements, refinancings or similar arrangements are, in the good faith judgment of the Borrower, no more restrictive with respect to such encumbrances and other restrictions, taken as a whole, than those in effect prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement, refinancing or similar arrangement.
For purposes of determining compliance with this Section 6.10, (1) the priority of any preferred stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common Equity Interests shall not be deemed a restriction on the ability to make distributions on Equity Interest and (2) the subordination of loans or advances made to the Borrower or a Subsidiary to other Indebtedness incurred by the Borrower or any such Subsidiary shall not be deemed a restriction on the ability to make loans or advances.

SCHEDULE B

SCHEDULE 6.02
EXISTING INVESTMENTS
II.    INVESTMENT POLICY
SUPERVALU INC.
INVESTMENT GUIDELINES
November 13, 2014
PURPOSE:
To state clearly the responsibility for the investment of surplus cash, the approved types of investments and their maturities.
POLICY STATEMENT:
Cash temporarily not needed for Company operations or to reduce debt will be invested by the Cash Management Team (in Treasury Services), following approval from either the Treasurer, Controller, Vice President – Tax, Vice President – Shared Services Finance or Chief Financial Officer. The investments will be of appropriate maturities to meet projected cash requirements of the Company, and will be made according to the following written guidelines. The objectives of such investments will be, in order of importance: safety of principal, liquidity of funds, diversification and investment yield.
GUIDELINES:
All surplus Company cash will be forwarded to the parent. Subsidiaries are not authorized to invest cash with outside parties without prior approval from either the Treasurer, Controller or Chief Financial Officer.
APPROVED INVESTMENTS:

1.	U.S. Treasury Securities and general obligations fully guaranteed with respect to principal and interest by the U. S. Government.

2.	Obligations of U.S. Government Agencies (i.e. GNMA's and FNMA's).

3.	Commercial paper of prime quality (rated A-1 by Standard and Poor's and P-1 by Moody's), purchased through recognized money market dealers (see list of “Authorized Dealers”).

4.	Certificates of Deposit and Time Deposits of Banks and their overseas branches are limited to:

a.	Top 50 worldwide banks as measured by assets, and

b.	Banks rated A-1/AA- from Standard and Poor’s and/or P-1/Aa3 from Moody’s or better

5.
Repurchase Agreements, with authorized money market dealers (see list of “Authorized Dealers”) or major banks as defined in item #4, executed against those securities approved for direct purchase (1-4 above). The current market value of the collateral must cover the principal amount of the investment and collateral must be held in our name.

6.	Diversified money market investment funds (see list of “Authorized Money Market Funds”) meeting the following conditions:

a.	AAAm rating from Standard and Poor’s or AAA rating from Moody’s

b.	Total assets of at least $5 billion

c.	Compliant with SEC Rule 2a-7 (restricts the quality, maturity and diversity of investments by money market funds)

d.	At least three years of history

e.	Previously approved by either the Treasurer, Controller, or Chief Financial Officer

7.	Other investments, including commercial paper rated A-2/P-2, may be allowed from time to time with specific written authorization from the Chief Financial Officer or the Treasurer.

8.
During a period of time where demand deposit accounts (DDA’s) are federally guaranteed by the Temporary Liquidity Guarantee Program or any other similar FDIC guarantee programs , surplus funds may be held in the company’s DDA accounts at authorized participating depository banks.

9.
Surplus funds may be held at authorized depository banks (DDA) not participating in guarantee programs described in #8 above to earn the earnings credit rate that meet one of the following requirements:

a.	A Long Term issuer rating no lower than

i.	A3 from Moody’s or
ii. from Standard and Poor’s

b.	Market Credit Default Swap (CDS) rate of no greater than 250 basis points

INVESTMENT LIMITATIONS:

1.	All short-term investments shall be denominated in U.S. dollars.

2.	A maximum principal investment of up to:

a.	$50 million per money market fund (determined by CUSIP number)

b.	$25 million per DDA account.

3.	For direct securities purchases, the commitment to any one name will be limited to $10 million with the exception of U. S. Government and U. S. Government Agencies (no limit).

4.
All securities that are purchased will be held in "safekeeping" by the seller or by a Safekeeping Agent (see list of “Authorized Dealers”) named by SUPERVALU INC. who will issue trade confirmation for all transactions.

5.	Maturities for investments are not to exceed 90 days.
AUTHORIZED INSTITUTIONS/ FUNDS:
The following lists include the Authorized Dealers, Authorized Money Market Funds and Authorized Depository Banks that have been approved as part of the investment policy.
Authorized Dealers:

1.	Bank of America

2.	US Bank

3.	Wells Fargo

4.	Credit Suisse

5.	Morgan Stanley

6.	Goldman Sachs

7.	BMO Harris

8.	Barclays

9.	Rabobank
Authorized Money Market Funds:

1.	First American Treasury Obligations Fund (US Bank, FUZXX)

2.	Goldman Sachs Financial Square Treasury Obligations Fund (FTOXX)

3.	Wells Fargo Advantage Treasury Plus Fund (PISXX)

4.	Morgan Stanley Treasury Fund (MISXX)

5.	BlackRock Liquidity T-Fund (TSTXX)

6.	Federated Treasury Obligations (TOIXX)

7.	J.P. Morgan U.S. Treasury Plus Fund (IJTXX)
Authorized Depository Banks Participating in Government Sponsored Guarantee Programs

1.	Bank of America

2.	US Bank

3.	PNC Bank

4.	Wells Fargo

5.	Banco Santander (Sovereign)

6.	Key Bank
Changes made to this investment policy are to be made in writing with the approval of the Treasurer or Chief Financial Officer.